Exhibit 99.01

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of International BioChemical Industries, Inc. (the "Company") on Form 10-QSB for the fiscal six months ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Timothy C. Moses, Chief Executive and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

--------------------------------------------------------------------------------
                                  /s/ Timothy C. Moses
                                      ------------------
                                      International BioChemical Industries, Inc.
                                      Chief Executive Officer and Chief
                                      Accounting Officer
                                      February 28, 2003